Exhibit 10.2
Form 8-K, April 18, 2002
American Sports History, Inc.
File No. 33-55254-46

                          TREASURY INTERNATIONAL, INC.
                            (A Delaware Corporation)

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                         7% Subordinated Promissory Note
                          $100,000.00 Principal Amount

                               Due April 22, 2004

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THIS NOTE HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. TRANSFER OF THIS NOTE IS RESTRICTED PURSUANT TO SUCH LAWS.


                                                      Libby, Montana
            $100,000.00                               April 22, 2002


1.   Note.

     1.1 Treasury International, Inc., a Delaware corporation (the "Company"), hereby promises to pay to American Sports History, Inc. (the "Holder") the amount of $100,000.00 by April __, 2004 ("Due Date") and to pay interest at seven percent (7%) per annum on the outstanding principal. Interest shall be paid semi-annually on the first day of November and May commencing November 1, 2002, until payments of the principal sum have been made. Payments shall be made to the Holder, in lawful money of the United States, at 21 Maple Avenue, Bay Shore, new York 11706, or at such other place as the Holder may specify in writing.

     1.2 In the event the Company does not make, when due, any payment of principal or interest required to be made hereunder, the Company will pay, on demand, interest on the amount of any overdue payment of principal or interest for the period following the Due Date of such payment, at a rate of ten percent (10%) per annum.


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2.  Default.  In the event of an  occurrence  of any event of default  specified below, the principal and all accrued interest on the Note shall become immediately due and payable without notice, except as specified below. The occurrence of any of the following events shall constitute an event of default under this Note:

     2.1 The Company fails to make any payment hereunder when due, which failure has not been cured within thirty (30) days following such failure.

     2.2 If the Company shall file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or

     2.3 If a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Company or of the whole or any substantial part of its properties, or approve a petition filed against the Company seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Company or of the whole or any substantial part of its properties; or if there is commenced against the Company any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if the Company by any act indicates its consent to or approval of any such proceeding or petition; or

     2.4 If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against the Company which by itself or together with all other such judgments rendered against the Company remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $100,000, or
(ii) there is any attachment or execution against the Company's properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against the Company's properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $100,000.

3. Late Charge. Without limiting Holder's other rights and remedies, in the event any installment of principal or interest is not paid in full on or before the date due, Company agrees to pay to Holder an amount equal to 6% of the installment (or portion thereof) not paid as liquidated damages.

4. Prepayment. Company may prepay any or all amounts due under this Note at any time without penalty; provided, however, that Company, as a condition to prepayment of some or all of the balance hereof, shall deliver written notice of its intention to prepay at least 3 calendar days prior to the date of such prepayment.

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5. Subordination.  The indebtedness evidenced by this Note shall be subordinated in right of payment to the prior payment in full of all future bank rediscount lines of credit or loans.

6. Securities Law Compliance. The Holder understands that this Note is subject to full compliance with the provisions of all applicable securities laws and that the certificate or certificates evidencing such Note will bear a legend to the following effect:

          "THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR (ii) SUCH REGISTRATION."


7. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by United States Mail, certified, or by overnight delivery service. For the purposes hereof, the address of the Holder and the address of the Company shall be as follows:

      TO TREASURY:                  Treasury International, Inc.
                                    422 Montana Street
                                    Libby, Montana  59923
                                    Telephone:  (406) 293-7299

      TO AMERICAN SPORTS            American Sports History, Inc.
          HISTORY, INC.             21 Maple Avenue
                                    Bay Shore, New York  11706
                                    Telephone:  (631) 206-2674

Both the Holder and the Company may change the address for service by written notice to the other as herein provided.


8. No Waiver Rights and Remedies Cumulative. No failure on the part of the Holder to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Company and the Holder.

9. Costs and Expenses. Company shall pay to Holder, upon demand, the full amount of all costs and expenses incurred by Holder in connection with the enforcement of the Holder's rights and the collection of any amounts which become due to Holder under this Note.


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


10. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Holder therefrom shall be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11. Successors and Assigns. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent Holders hereof.

12. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

13. Governing Law. This Note has been executed in and shall be governed by the laws of the State of California.

14. Note Holder is Not a Shareholder. No Holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Note be construed to confer on any Holder of this Note any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

15. Exchange and Replacement of Note. Upon surrender of this Note to the Company, the Company shall execute and deliver, at its expense, one or more new Notes of such denominations and in such names as requested by the Holder of the surrendered Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation, or destruction of any Note, the Company will make and deliver a new Note, of like tenor, at the request of the Holder of such Note.



     IN WITNESS WHEREOF, the Company has caused this Note to be signed by its authorized officers as of the 22 day of April, 2002.


ATTEST:                                    TREASURY INTERNATIONAL, INC.


By:   /s/ Secretary                        By: /s/ Dale Doner, President


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